UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 APRIL 27, 2007


                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)


           NEBRASKA                   001-31924               84-0748903
           --------                   ---------               ----------
 (State or other jurisdiction        (Commission           (I.R.S. Employer
      of incorporation)             File Number)         Identification No.)


                   121 SOUTH 13TH STREET
                         SUITE 201
                     LINCOLN, NEBRASKA                             68508
           --------------------------------------               -----------
          (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code (402) 458-2370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On April 27, 2007, Nelnet, Inc. issued a press release with respect to its earnings for the quarter ended March 31, 2007, which is furnished as Exhibit
99.1 to this Current Report on Form 8-K. Additional information for the quarter, which is available on the Registrant's website at www.nelnet.net, is furnished as Exhibit 99.2.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

        (d) Exhibits. The following exhibits are filed or furnished as part of this report:

    Exhibit
      No.                       Description
 -----------   ----------------------------------------------------------------

        99.1 Press Release dated April 27, 2007 - "Nelnet reports strong first-quarter 2007 results; student loan assets top $25 billion"

        99.2    Additional Information Available on the Registrant's Website

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 27, 2007

                                  NELNET, INC.



                                  By:     /s/ TERRY J. HEIMES
                                       -----------------------------------------
                                       Name:    Terry J. Heimes
                                       Title:   Chief Financial Officer

                                  EXHIBIT INDEX


    Exhibit No.            Description
    -----------            -----------

        99.1 Press Release dated April 27, 2007 - "Nelnet reports strong first-quarter 2007 results; student loan assets top $25 billion"

        99.2    Additional Information Available on the Registrant's Website